Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Annual Report of Arcturus Therapeutics Ltd. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2018 (the “Report”), I, Andrew Sassine, Chief Financial Officer and Director of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2019	By:	/s/ Andrew Sassine
Andrew Sassine
Director and Chief Financial Officer (principal financial officer)